UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AURELIO RESOURCE CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Corporate Office: 5554 S. Prince Street, Suite 200 Littleton, CO 80120 Toll Free: 800-803-1371 Tel: 303-795-3030 Fax: 303-945-7270

May 7, 2008

Dear Stockholder:

Our annual meeting of stockholders will be held at the Elfrida Community Center, located at 10550 Highway 191, Elfrida, Arizona, at 2:00 p.m., on June 18, 2008. The formal meeting notice and our proxy statement for the meeting are attached.

Each of the proposals to be presented at the annual meeting is described in the accompanying proxy statement. We urge you to carefully review the proxy statement which discusses each of the proposals in more detail.

Whether or not you attend the annual meeting, it is important that your shares of common stock be represented and voted at the annual meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.

We look forward to seeing you on June 18, 2008.

Sincerely,

AURELIO RESOURCE CORPORATION

By:	/s/ Stephen B. Doppler
Stephen B. Doppler
President and CEO

Corporate Office: 5554 S. Prince Street, Suite 200 Littleton, CO 80120 Toll Free: 800-803-1371 Tel: 303-795-3030 Fax: 303-945-7270

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2008 at 2:00 P.M.

TO THE STOCKHOLDERS OF AURELIO RESOURCE CORPORATION:

NOTICE IS HEREBY GIVEN that Aurelio Resource Corporation, a Nevada corporation, (the “Company”) will hold its Annual Meeting of Stockholders on Wednesday, June 18, 2008 at 2:00 pm, at the Elfrida Community Center located at 10550 Highway 191, Elfrida, Arizona.

The Annual Meeting is being held for the following purposes:

1.	To elect Frederik Warnaars, Stephen B. Doppler, David S. Johnson, Stephan B. Roes and Frank W. Vermeulen as the directors of the Company;

2.	To ratify the selection of Haynie & Company, Certified Public Accountants, as our auditors;

3.	To ratify and adopt our Rights Agreement dated January 18, 2008;

4.	To ratify and adopt the amendment of the By-laws approved by the Board of Directors on September 11, 2007;

5.	To ratify and adopt the amendment to the 2006 Stock Option Plan to increase the number of authorized shares from 2,800,000 shares to 5,000,000 shares;

6.	To ratify, adopt and approve an amendment to the Company’s Articles of Incorporation to change the authorized stock of the Company to 400,000,000 shares of common stock, par value of $0.001 and 87,500,000 shares of preferred stock, par value $0.01 per share; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 1, 2008 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company’s shares of common stock on the record date are entitled to participate in and vote at the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Stephen B. Doppler
Stephen B. Doppler
President and CEO

Corporate Office: 5554 S. Prince Street, Suite 200 Littleton, CO 80120 Toll Free: 800-803-1371 Tel: 303-795-3030 Fax: 303-945-7270

PROXY STATEMENT

May 2, 2008

INTRODUCTION

The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy. As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Wednesday, June 18, 2008, at 2:00 pm, at the Elfrida Community Center located at 10550 Highway 191, Elfrida, Arizona.

There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is a means by which you may actually authorize another person to vote your shares in accordance with your instructions.

This proxy statement and accompanying proxy are being distributed on or about May 7, 2008.

VOTING

How to Vote Your Shares

You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which will be provided at the meeting. To vote by proxy, you must complete and mail the enclosed proxy card.

By completing and submitting your proxy, you will direct the designated persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. The Board has appointed Fred Warnaars and Stephen Doppler to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if it is received before the polls are closed at the Annual Meeting. If you do not provide voting instructions with your proxy, then the designated proxies will vote your shares for the election of the nominated directors. If any nominee for election to the Board is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment.

How to Revoke Your Proxy

Regardless of how you submit your proxy, you may revoke your proxy at any time before it is exercised by any of the following means:

•	Notifying the company’s Secretary in writing.

•	Submitting a later dated proxy by mail.

•	Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy; you must also vote your shares.

Stockholders Entitled to Vote and Ownership

You are entitled to one vote at the Annual Meeting for each share of the company’s common stock that you owned of record at the close of business on May 1, 2008. As of May 1, 2008, the company had issued and outstanding 39,879,789 shares of common stock, held by approximately 53 stockholders of record. Information regarding the holdings of the company’s stock by directors, executive officers and certain other beneficial owners can be found below.

Required Vote to Approve the Proposals

The company’s By-Laws require that holders of 10% of the stock issued and outstanding be represented at the Annual Meeting, whether in person or by proxy, for a quorum which is needed to transact any business.

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold Vote” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Proposals. For each proposal other than the election of directors, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee and you do not give voting instructions at least ten days before the meeting to your broker or other nominee, then your broker or other nominee may exercise voting discretion only with respect to matters considered to be “routine”, such as the election of directors. On non-routine matters, the brokers or other nominees cannot vote your shares absent voting instructions from the beneficial holder, resulting in so-called “broker non-votes.” Broker non-votes are not deemed to be votes cast, and as a result have no effect on the outcome of any matters presented, but will be counted in determining whether there is a quorum.

Where to Find Voting Results

The company will publish the voting results in its Form 10-QSB for the second quarter of 2008, which we plan to file with the Securities and Exchange Commission on or prior to August 14, 2008.

Solicitation of Proxies

The Board of Directors solicits from shareholders of Aurelio the proxy accompanying this proxy statement. Proxies may be solicited by Aurelio’s officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for those services. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. Aurelio will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Aurelio will pay the cost of proxy solicitation.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Annual Meeting.

Voting Tabulation

Representatives of the Company or of Empire Stock Transfer Inc., the Company’s transfer agent, will tabulate votes cast by proxy or in person at the Annual Meeting. Ten (10%) per cent of the voting shares, which includes the voting shares present at the meeting in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting.

All dollar figures stated in this proxy statement refer to United States dollars (except where specified otherwise).

PROPOSAL 1. ELECTION OF DIRECTORS

A board of five (5) directors is to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders or until their successors are elected or appointed. The Board of Directors has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below. In the event that any of the five nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominees who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

NOMINEES

Name	Position Held with Aurelio	Age	Date First Elected or Appointed
Stephen B. Doppler	President and Chief Executive Officer and a Director	51	August 17, 2006
David S. Johnson	Chairman of the Board and a Director	56	September 28, 2006
Dr. Frederik Warnaars	Company Secretary and a Director	72	August 17, 2006
Stephan B. Roes	Director	43	April 17, 2008
Frank W. Vermeulen	Director	62	April 17, 2008

Stephen B. Doppler, President and Chief Executive Officer and a Director

Mr. Doppler (age 51) has been President and Chief Executive Officer of the Company since October 16, 2007 and was previously Chairman (until October 16, 2007) and Secretary (from August 17, 2006 until October 16, 2007) and a director of our Company. Mr. Doppler has worked in the mining industry for nearly 20 years. Since 1999, Mr. Doppler has acted as the managing director of Doppler & Associates of Colorado, a consulting firm specializing in reverse takeovers and other corporate transactions involving OTC-BB companies. From 1996 to 1999, Mr. Doppler acted as President, CEO and Chairman of Adamas Resources Corp., a junior resource company listed on the TSX Venture Exchange. Prior to 1996, Mr. Doppler provided advisory and consulting services in the area of mergers and acquisitions, planning and valuations to international mining companies with copper, gold and silver projects. Mr. Doppler earned a Master of Sciences in Mineral Economics from the Colorado School of Mines, and a Bachelor of Arts (Geology) and a Bachelor of Arts (Economics) from Bates College in Maine.

David S. Johnson, Chairman of the Board

Mr. Johnson (age 56) serves as our Chairman (since January 25, 2008) and as a director and was previously General Counsel to the Company and a director since September 28, 2006. He was also Corporate Secretary of the Company between October 16, 2007 and January 25, 2008, when he resigned as Corporate Secretary and General Counsel to take on the role of Chairman. Since 2003, Mr. Johnson has founded and acted as president of Tordal Ventures, LLC; a multifaceted financial, investment and advisory company, currently representing, among many other companies, NYCON Resources, Inc. in developing domestic and international precious metal projects. In the 1980s and through the 1990s, Mr. Johnson was corporate counsel to Duval Mining Corporation (a subsidiary of Pennzoil) and later was General Counsel and a member of Amselco Mineral’s Executive Committee (a subsidiary of British Petroleum), a Principal and VP of Law for Castle Group, and a VP and Director of Energy Acquisition Corporation. Mr. Johnson earned an AB from Dartmouth College, an MBA with honors from Arizona State University, and a Juris Doctor of Law from the University of Arizona, with post graduate certificates from Denver University, the Colorado School of Mines and Harvard University. Since 2005, he has been an Adjunct Professor at the Metropolitan State College in Denver, CO, teaching courses in business essentials and the legal environment of business.

Dr. Frederik Warnaars, Company Secretary and a Director

Dr. Warnaars (age 72) is now Corporate Secretary (since January 25, 2008) and was previously the Chairman (October 16, 2007 until January 25, 2008) and President and Chief Executive Officer (from August 17, 2006 until October 16, 2007) and a director of our Company. Dr. Warnaars has accumulated over thirty-five years of experience in geology and the management of exploration and development teams. Since 1993, when Dr. Warnaars founded International American Resources, Inc. and Minera Holmex S.A. de C.V., Dr. Warnaars was able to acquire exploration properties, and to provide consulting services to various companies including MIM (Australia), Apex Silver Mines Ltd. and Queenstake. Prior to 1993, Dr. Warnaars was employed in various senior geological executive positions in many countries including Australia, Papua New Guinea and Chile with Cyprus Mineral Company, Cyprus Minera de Honduras, Behre Dolbear Riverside & Company, Exxon Minerals Company, and Kennecott Copper Corporation. From 1965 to 1969, Dr. Warnaars was an assistant professor of geochemistry at the University of Utrecht, Netherlands. Dr. Warnaars earned a Doctorate in Petrology from the University of Leyden, Netherlands, in 1967.

Stephan B. Roes, a Director

Mr. Roes (age 43) was appointed to the board of directors and to the audit committee on April 17, 2008. Previously, Mr. Roes served as Vice President Sales EMEA Benelux with Global Custodian ABN AMRO Mellon GSS and as a senior business consultant for Prime Fund Solutions at Fortis Bank. Prior to joining Fortis, Mr. Roes set up the New York office for Amicorp Group, where be was responsible for the development of various trust and administration services. Before moving to New York, Stephan set up a new offshore fund administration company for Amicorp Curacao. From 1991 to 1996, Mr. Roes worked for CITCO in Curacao, where he was responsible for fund accounting, NAV calculations and shareholders services for a group of institutional funds. Mr. Roes holds a degree in Business Economics.

Frank W. Vermeulen

Mr. Vermeulen (age 62) was appointed to the board of directors and to the compensation committee on April 17, 2008. Mr. Vermeulen is currently a senior advisor to Credit Suisse Securities (Europe) Ltd, and a member of its advisory board for Europe, the Middle East and Africa, as well as a non-executive director of the Bank of London & the Middle East, where he chairs the audit committee and is also a member of the risk and nomination committees. Mr. Vermeulen also serves as Deputy Chairman of the Supervisory Board of LeasePlan Corporation N.V. (Netherlands), a multi-national car leasing and fleet management company and bank which is 50% owned by Volkswagen, 25% by the Olayan Group and 25% by Mubadala Development Co. (an investment arm of the Abu Dhabi government). Mr. Vermeulen also worked for approximately 15 years (most recently as CFO) with the Olayan Financing Company, one of the largest privately-owned Saudi business groups; he currently serves as an advisor to this international manufacturing and investment company. During a 20+ year banking career (mostly with ABN AMRO in North America, Europe and the Middle East), Mr. Vermeulen has held senior positions in the area of corporate banking, capital markets, structured finance, private banking and security brokerage.

In addition to the foregoing nominees for election as directors, the following is additional disclosure with relation to our other executive officers that are not directors.

David C. Jonson, (age 78) has been the vice president of business development since October 16, 2007. Prior to that he was vice-president of exploration and was a director of our company from August 17, 2006 to November 7, 2006. Mr. Jonson has over forty-four years of experience as a mining geologist, half of which were spent in management and the other half as a geological consultant. Since 1977, Mr. Jonson has provided consulting services to various clients during which he has made field or office evaluations of over 600 prospects, mines and mining districts and has discovered or identified numerous large, attractive precious and base metal prospects, prepared several bankable feasibility studies, and designing computerized mining models. Prior to 1977 Mr. Jonson was employed in various geological positions with Freeport Exploration Co., Midwest Oil Corp., Climax Molybdenum Co. and Newmont Mining Corp. After spending two years with the U.S. Army Corps of Engineers, Mr. Jonson earned a Master of Sciences in Geology from the Colorado School of Mines in 1955. Mr. Jonson is a Fellow with the Society of Economic Geologists.

Earl Detra (age 56) was appointed Vice President, Exploration of Bolsa on October 1, 2006. As of October 16, 2007, Mr. Detra was appointed Vice President, Exploration of the Company. Mr. Detra has been active in exploration and mining for over 30 years working for a number of companies including Cominco American, Inc., Noranda Exploration, Noranda Mining, Texasgulf Minerals and Metals, and Amax Gold. He was District Geologist for Texasgulf at Cripple Creek, Colorado and Geology Superintendent at the Hayden Hill Mine in California for Amax Gold. He has worked in open-pit and underground operations and in exploration throughout North America and the Pacific Rim. He received a B. S. in Geology from The Pennsylvania State University and a M.S. in Geology from the University of Montana.

Robert Gilmore was appointed Chief Financial Officer on April 17, 2008. Mr. Gilmore is an independent financial consultant with 35 years of experience in the financial and mining industries. Currently Mr. Gilmore serves as a Director and Audit Committee chairman for Eldorado Gold Corporation, Fronterra Copper Corp and Global Med Technologies. He previously served as Treasurer of Barringer Resources; CFO of U.S. Gold Corporation; CFO of Dakota Mining Corporation; and as a Director of several other publicly-traded, operating mining companies in the United States and Canada. Mr. Gilmore is a Certified Public Accountant, a former employee of Coopers & Lybrand (now PriceWaterhouseCoopers LLC), and a Member of the Colorado Society of Certified Public Accountants and the American Institute of CPAs. He holds a Bachelor of Science degree in Business Administration, Accounting from the University of Denver

Vote Required and Board of Directors Recommendation

Under the State of Nevada Private Corporations Act, directors are elected by a plurality of votes represented in person or by proxy at the meeting. The Board of Directors recommends that the shareholders vote for the Board of Directors’ nominees for directors.

The Board recommends that you vote FOR approval of election of all the above named nominees for director.

PROPOSAL 2. APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has nominated Haynie & Company, Certified Public Accountants, to serve as our auditor (our independent registered public accounting firm) until the next Annual Meeting in 2009. The Audit Committee had nominated Mason Russell West, LLC, Certified Public Accountants, to serve as our auditor (our independent registered public accounting firm) until the next Annual Meeting in 2008, which was ratified by a majority of the Company’s shareholders at the May 2007 Annual General Meeting. On November 1, 2007, our auditors, Mason Russell West, LLC, merged with and changed their name to Haynie & Company.

The Audit Committee has reviewed with Haynie & Company whether the services provided by them are compatible with maintaining their independence. Representatives of Haynie & Company are expected to be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

Vote Required and Board of Directors Recommendation

The Board recommends that you vote FOR approval of Haynie & Company as auditor (independent registered public accounting firm) for our company.

PROPOSAL 3. RATIFICATION OF RIGHTS AGREEMENT

The Rights Agreement, which is included with these Proxy Materials as Schedule “A”, and is hereby incorporated by reference, was adopted by the Company on January 18, 2008.

Purpose of the Rights Agreement

The Rights Agreement is designed to protect and maximize the value of our outstanding equity interest in the event of an unsolicited attempt by an acquirer to take us over, in a manner or on terms not approved by the Board. Takeover attempts frequently include coercive tactics to deprive a corporation’s Board of Directors the opportunity to negotiate or otherwise act in the best interest of its stockholders. Our Board believes these tactics often deprive stockholders of the full value of their shares. The Shareholder Rights

Agreement, however, may have the effect of rendering more difficult or discouraging any acquisition of us deemed undesirable by the Board. The Shareholder Rights Agreement will cause substantial dilution to a person or group that attempts to acquire us on terms or in a manner not approved by the Board, except pursuant to an offer conditioned upon the elimination, purchase or redemption of the rights provided for in the Shareholder Rights Agreement which expires on January 17, 2013.

SUMMARY OF RIGHTS AGREEMENT

A summary of the key features of the Rights Agreement appears below. This summary is qualified by and made subject to the specific provisions of the Rights Agreement.

In implementing the Rights Agreement, the Board of Directors has declared a dividend of one (1) common stock purchase right (the “Rights”) for each outstanding share of the Company’s common stock held of record as of the close of business on February 7, 2008. Each Right will initially entitle the holder to purchase one (1) share of common stock. The Rights will expire on January 17, 2013. The distribution of Rights under the agreement will not be dilutive or affect reported per share results.

The Rights are represented by the Company’s common stock certificates and are not immediately exercisable. Under the Rights Agreement, the Rights generally become exercisable upon the acquisition of twenty percent (20%) or more of the Company’s outstanding common stock, unless the Board of Directors redeems the Rights. If exercised, all holders of the Rights, other than the acquiring person or group, would be entitled to acquire shares of the Company’s common stock at a fifty percent (50%) discount to the then-current market price. In addition, if the Rights become exercisable and the Company is acquired in a merger, each Right would entitle the holder to purchase shares of the acquiring company at a fifty percent (50%) discount to the then-current market price.

The Rights Agreement is not designed to prevent take-over bids that treat Aurelio shareholders fairly. Pursuant to the terms of the Rights Agreement, any bid that meets certain criteria intended to protect the interests of all shareholders is deemed to be a “Permitted Bid” and a Permitted Bid is required to be made by way of a take-over bid circular prepared in compliance with applicable securities laws, and, in addition to certain other conditions, must remain open for sixty (60) days.

The Rights Agreement will be presented for ratification by shareholders at the Company’s next annual meeting; if ratified by shareholders, the Rights Agreement will have a term of 5 years.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission and is accessible via the EDGAR database at www.sec.gov; the Rights Agreement will also be posted at the Company’s website once adopted by the shareholders.

Vote Required and Board of Directors Recommendation

The Board recommends that you vote FOR approval of adoption of the Shareholders Rights Agreement for our Company.

PROPOSAL 4. RATIFICATION OF NEW BY-LAWS

The By-laws of the Company were ratified and adopted by the Company on October 5, 2006 The existing By-laws were canceled and the new By-laws, which are included with these Proxy Materials as Schedule “B”, and are hereby incorporated by reference, were adopted by the Company in September 11, 2007.

Purpose for Changing By-laws

The purpose for the replacement of the By-laws with the new By-laws was to prepare for a possible future application to list the company’s shares for trading on a Canadian Stock Exchange. Most of the By-laws remained the same.

New in the By-laws

Sections that are new comport with the requirements of the Toronto Stock Exchange (TSX), and are provided below in italics.

ARTICLE I - STOCKHOLDERS

Section 1

Annual Meeting. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, annual meetings of the Stockholders shall be held each year on a date and time designated by the Board of Directors that is no later than six (6) months following the Corporation’s fiscal year end. At the annual meeting, the Stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

ARTICLE II - DIRECTORS

Section 12

Voting. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, each Director shall have one vote for any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof or without a meeting as provided herein.

ARTICLE V - CAPITAL STOCK

Section 6

Consideration for Shares. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, the Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including cash, services performed or other securities of the Corporation, except that neither promissory notes nor future services constitute valid consideration. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for the consideration shall be fully paid and nonassessable.

Section 7

Directors Obligations. The directors must satisfy themselves that the aggregate value of the past services, property and money referred to in Section 6 of Article V equals or exceeds the issue price set for the share and in doing so must not attribute to those past services or that property a value that exceeds the fair market value of those past services or that property, as the case may be.

In considering whether the aggregate value of the past services, property and money equals or exceeds the issue price set for the share, the directors may take into account reasonable charges and expenses that:

(a)	have been incurred by the person providing the past services, property and money, and

(b)	are reasonably expected to benefit the company.

ARTICLE VIII - AMENDMENTS

Section 1

Amendments by Stockholders. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, this Section 1 of Article VIII, Section 1 of Article I, Section 12 of Article II, Section 6 of Article V and Sections 1 through 27 of Article X of the Bylaws may be amended by a majority vote of all the Stock issued and outstanding and entitled to vote at an annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

ARTICLE X - SHAREHOLDER DISSENT RIGHTS

Section 1

Right to Dissent. Subject to the Nevada corporate laws and for so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, a holder of shares of any class of the Corporation may dissent if the Corporation is subject to a Court order that grants to the holder dissent rights or if the Corporation resolves to:

(a)	amend its articles to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)	amend its articles to add, change or remove any restriction on the business or businesses that the Corporation may carry on;

(c)	amalgamate otherwise than by short form vertical or horizontal amalgamation;

(d)	be continued or migrated;

(e)	sell, lease or exchange all or substantially all its property; or

(f)	carry out a going-private transaction or a squeeze-out transaction.

Section 2

Further Right. A holder of shares of any class or series of shares may dissent if the Corporation resolves to amend its articles to alter its share capital or change the rights and restrictions attaching to any class of shares.

Section 3

If One Class of Shares. The right to dissent described in Section 2 applies even if there is only one class of shares.

Section 4

Payment for Shares. In addition to any other right a shareholder may have, but subject to Section 27, a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order granting dissent rights becomes effective, to be paid by the Corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

Section 5

No Partial Dissent. A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Section 6

Objection. A dissenting shareholder shall send to the Corporation, at or before any meeting of shareholders at which a resolution referred to in Section 1 or 2 is to be voted on, a written objection to the resolution, unless the Corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Section 7

Notice of Resolution. The Corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in Section 6 notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Section 8

Demand for Payment. A dissenting shareholder shall, within twenty days after he receives a notice under Section 7 or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the Corporation a written notice containing:

(a)	the shareholder’s name and address;

(b)	the number and class of shares in respect of which the shareholder dissents; and

(c)	a demand for payment of the fair value of such shares.

Section 9

Share Certificate. A dissenting shareholder shall, within thirty days after sending a notice under Section 8, send the certificates representing the shares in respect of which the shareholder dissents to the Corporation or its transfer agent.

Section 10

Forfeiture. A dissenting shareholder who fails to comply with Section 9 has no right to make a claim under this section.

Section 11

Endorsing Certificate. The Corporation or its transfer agent shall endorse on any share certificate received under Section 9 a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Section 12

SUSPENSION OF RIGHTS. ON SENDING A NOTICE UNDER SECTION 8, A DISSENTING SHAREHOLDER CEASES TO HAVE ANY RIGHTS AS A SHAREHOLDER OTHER THAN THE RIGHT TO BE PAID THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER THIS SECTION EXCEPT WHERE:

(a)	the dissenting shareholder withdraws that notice before the Corporation makes an offer under Section 13;

(b)	the Corporation fails to make an offer in accordance with Section 13 and the shareholder withdraws the notice; or

(c)	the directors revoke a resolution to amend the articles, terminate an Arrangement agreement or an application for continuance or migration, or abandon a sale, lease or exchange of all or substantially all of the Corporation’s assets;

in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Section 13

Offer to Pay. The Corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the Corporation received the notice referred to in Section 8, send to each dissenting shareholder who has sent such notice:

(a)	a written offer to pay for their shares in an amount considered by the directors of the Corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)	if Section 27 applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Section 14

Same Terms. Every offer made under Section 13 for shares of the same class or series shall be on the same terms.

Section 15

Payment. Subject to Section 27, the Corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under Section 13 has been accepted, but any such offer lapses if the Corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Section 16

Corporation May Apply to Court. Where the Corporation fails to make an offer under Section 13, or if a dissenting shareholder fails to accept an offer, the Corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Section 17

Shareholder Application to Court. If the Corporation fails to apply to a court under Section 16, a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Section 18

Venue. An application under Section 16 or 17 shall be made to a court having jurisdiction in the place where the Corporation has its registered office or in the province or state where the dissenting shareholder resides if the Corporation carries on business in that province or state.

Section 19

No Security For Costs. A dissenting shareholder is not required to give security for costs in an application made under Section 16 or 17.

Section 20

Parties. On an application to a court under Section 16 or 17:

(a)	all dissenting shareholders whose shares have not been purchased by the Corporation shall be joined as parties and are bound by the decision of the court; and

(b)	the Corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Section 21

Powers of Court. On an application to a court under Section 16 or 17, the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Section 22

Appraisers. A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Section 23

Final Order. The final order of a court shall be rendered against the Corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Section 24

Interest. A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Section 25

Notice that Section 27 Applies. If Section 27 applies, the Corporation shall, within ten days after the pronouncement of an order under Section 23, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Section 26

Effect Where Section 27 Applies. If Section 27 applies, a dissenting shareholder, by written notice delivered to the Corporation within thirty days after receiving a notice under Section 25, may:

(a)	withdraw their notice of dissent, in which case the Corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b)	retain a status as a claimant against the Corporation, to be paid as soon as the Corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Corporation but in priority to its shareholders.

Section 27

Limitation. The Corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that:

(a)	the Corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)	the realizable value of the Corporation’s assets would thereby be less than the aggregate of its liabilities.

Vote Required and Board of Directors Recommendation

The Board recommends that you vote FOR the ratification and approval of the adoption of the new By-laws. A majority of the votes cast at the Meeting are required to pass this resolution.

PROPOSAL 5. RATIFICATION OF AMENDMENT TO THE 2006 STOCK OPTION PLAN

The 2006 Stock Option Plan (the “2006 Plan”) was filed under Form 8-K on October 27, 2006 with the SEC. The 2006 Plan was adopted by the Company on September 15, 2006 and ratified by a majority of the Company’s shareholders at the May 2007 Annual General Meeting. The board of directors, through the 2006 Plan reserved two million eight hundred thousand (2,800,000) common shares to be made available for grant under the Plan. On December 6, 2007, the board of directors amended the Plan by increasing the total shares reserved under the Plan to three million two hundred thousand (3,200,000) common shares available for grant. On April 14, 2008, the board of directors amended the Plan by increasing the total shares reserved under the Plan to five million (5,000,000) common shares available for grant and a copy of the Amended and Restated 2006 Plan (the “Amended 2006 Plan”) was filed under Form 8-K on April 23, 2008 with the SEC and is incorporated herein by reference. A summary of the 2006 Amended Plan can be found under the heading “Equity Compensation Plan Information” included elsewhere in this proxy statement.

Vote Required and Board of Directors Recommendation

The Board recommends that you vote FOR the ratification and approval of the revisions to increase the total shares reserved under the 2006 Stock Option Plan. A majority of the votes cast at the Meeting are required to pass this resolution.

PROPOSAL 6. RATIFICATION OF ADDITION OF PREFERRED SHARES AND AMENDMENT OF

ARTICLES OF INCORPORATION

The Company is seeking to amend its articles of incorporation to change the authorized stock to 400,000 shares of common stock, par value $0.001 and 87,500,000 shares of preferred stock, par value $0.01. The amendments to the Articles of Incorporation are being made to provide the Company with greater flexibility in conducting financings.

Amended and Restated Articles of Incorporation

The Amended and Restated Articles of Incorporation completely supersede the existing Articles of Incorporation of the Company. On March 27, 2008, the Board of Directors of the Company signed resolutions approving the adoption of the Amended and Restated Articles of Incorporation and subsequently called for the approval by a vote of the stockholders of the Company.

The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company and those proposed in the Amended and Restated Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Schedule B. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on stockholders, both positive and negative.

The overall effect of the changes to the Articles of Incorporation of the Company is to provide the Company with more flexibility to conduct equity financings.

Subject Matter of Change	Previous Articles of Incorporation	Amended and Restated Articles of Incorporation
Amended Articles of Incorporation to Add Preferred Shares	Fourth. That the total number of stock authorized that may be issued by the Corporation is twenty-five thousand (25,000) shares of common stock with no par value and no other class of stock shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors	Fourth. That the total number of stock authorized that may be issued by the Corporation is four hundred million (400,000,000) shares of common stock with a par value of one tenth of one cent ($0.001) per share and eighty-seven million five hundred thousand (87,500,000) shares of preferred stock with a par value of one cent ($0.01) shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors and the preferred stock may be issued with such rights and restrictions and in one or more series as may be fixed by the Board of Directors.

Purpose: To enable the Board of Directors to add preferred shares to the Company’s authorized capital and to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

Effect: Authorizing the additional preferred stock provides the Board of Directors with a mechanism for establishing a separate class of stock with superior rights to that of the common stock of the Company. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.

Vote Required and Board of Directors Recommendation

The Board of Directors has adopted and approved resolutions on March 27, 2008 to effect the change to the Articles of Incorporation of the Company and the Board recommends that you vote FOR the ratification and approval of the amendment to the Articles of Incorporation. The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or a special meeting and must be approved by a majority of the votes cast at such meeting.

CORPORATE GOVERNANCE

We currently act with five (5) directors, consisting of Dr. Frederik Warnaars, Stephen B. Doppler, David S. Johnson, Stephan B. Roes and Frank W. Vermeulen. Effective April 17, 2008, Messrs. Stephen B. Stine and Allan J. Marter resigned from the board of directors. On April 18, 2008, Messrs. Stephan B. Roes and Frank W. Vermeulen were appointed to the board of directors. A board of five (5) directors is to be elected at the Annual Meeting, June 18, 2008, to hold office until the next annual meeting of shareholders or until their successors are elected or appointed.

We have determined that none of our directors are independent, as that term is used in Rule 4200(a)(15) of the Rules of National Association of Securities Dealers. That the total number of stock authorized that may be issued by the Corporation is twenty-five thousand (25,000) shares of common stock with no par value and no other class of stock shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors

Committees of the Board of Directors

Effective December 22, 2006, the board of directors appointed Messrs. David S. Johnson and Stephen R. Stine to the Audit Committee. On the same date, the board of directors appointed Messrs. Stephen B. Doppler, David S. Johnson and Allan J. Marter to the Compensation Committee. On April 17, 2008, Stephen B. Stine and Allan J. Marter resigned from the board of directors and their corresponding committees. On April 18, 2008, Messrs. Stephan B. Roes and Frank W. Vermeulen were appointed to the board of directors, and the board of directors appointed Mr. Roes to the Audit Committee and Mr. Vermeulen to the Compensation Committee. Our board of directors presently does not have a nominating committee, executive committee or a separate stock plan committee.

Terms of Office

Our directors are appointed for one-year terms to hold office until the next annual general meeting of the holders of our common stock or until removed from office in accordance with our by-laws. Our officers are appointed by our board of directors and hold office until removed by our board of directors.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee who qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our audit committee and the board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an audit committee financial expert would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Code of Ethics

We have adopted a Code of Ethics applicable to our officers and directors which is a “code of ethics” as defined by applicable rules of the SEC. Our Code of Ethics was attached to our annual report filed on Form 10-KSB for the year ended May 31, 2006. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our Chief Executive Officer, Chief Financial Officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a current report on Form 8-K filed with the SEC.

Stockholder Communications with the Board of Directors

The Company does not have a formal procedure for shareholder communication with the Board of Directors. In general, members of the Board and executive officers are accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary with a request to forward the communication to the intended recipient.

Related Party Transactions.

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding shares of common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

On October 16, 2007 and subsequently, our company entered into an employment contract with Earl H. Detra who provides services to our company.

In November 2007, the Company entered into a lease and option agreement with a director and officer for a property in Elfrida, Arizona. Bolsa is using the house for a field office and for temporary field accommodation and pays a market rent ($1,175/month) for the property. The Company also has an option to acquire the property for the amount of the mortgage debt outstanding on the property.

We have also granted stock options to our directors and officers and paid executive compensation, details of which are set out in Item 10 of the Form 10-KSB filed April 8, 2008.

Responsibility of the Board and Management

The Board and management address individual transactions with affiliates on their merits taking into consideration the Corporate Governance Guidelines and the Corporate Code of Business Conduct and Ethics. We have no policy regarding entering into transactions with affiliated parties.

STOCK OWNERSHIP

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of March 21, 2008, and by the officers and directors, individually and as a group. All shares are owned directly.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
Dr. Frederik Warnaars (2)(3) 5554 S. Prince Street, Littleton CO 80120	4,071,944	(4)(13)(16)	9.6%
David C. Jonson (5) 5554 S. Prince Street, Littleton CO 80120	1,712,823	(6)(10)(17)	4.0%
Stephen B. Doppler (2)(7) 5554 S. Prince Street, Littleton CO 80120	1,890,028	(10)(14)(16)	4.5%
David S. Johnson(2)(8) 5554 S. Prince Street, Littleton CO 80120	2,145,636	(11)(14)(16)	5.1%
Stephen R. Stine(2) 5554 S. Prince Street, Littleton CO 80120	1,612,911	(11)(14)(16)	3.8%
Allan J. Marter(2)(9) 5554 S. Prince Street, Littleton CO 80120	1,571,244	(12)(14)(16)	3.7%
Earl H. Detra 5554 S. Prince Street, Littleton CO 80120	502,778	(15)(18)	1.2%

Directors and Executive Officers as a Group	13,507,364		31.9%
Telifonda Holdings Co. Limited, c/o Briantserve Limited, Maria House, 5th Floor, 1 Avlonos Street, Nicosia, Cyprus	3,333,334		8.4%

(1)	Based on 39,879,789 shares of common stock issued and outstanding as of March 21, 2008. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.
(2)	This individual is a director of our company, except for Mr. Marter and Mr. Stine who resigned as a director effective April 17, 2008.
(3)	Dr. Warnaars is also the Corporate Secretary of the Company.
(4)	800,000 of these common shares are held by International American Resources, Inc., a wholly-owned corporation of Dr. Frederik Warnaars.
(5)	Mr. David C. Jonson is the Vice President Business Development of our company.
(6)	800,000 of these common shares are held by Jonson Management Co., a wholly-owned corporation of David Jonson.
(7)	Mr. Stephen B. Doppler is the President and CEO of the Company.
(8)	Mr. Johnson is the Chairman of the Board of Directors of our company.
(9)	Mr. Marter was the Chief Financial Officer of our company until his resignation effective April 17, 2008.
(10)	Includes stock options entitling the holder to acquire 100,000 shares upon payment of $0.79 per share.
(11)	Includes stock options entitling the holder to acquire 100,000 shares upon payment of $0.84 per share.
(12)	Includes stock options entitling the holder to acquire 100,000 shares upon payment of $0.75 per share.
(13)	Includes stock options entitling the holder to acquire 100,000 shares upon payment of $1.17 per share.
(14)	Includes stock options entitling the holder to acquire 100,000 shares upon payment of $1.06 per share.
(15)	Includes stock options entitling the holder to acquire 75,000 shares upon payment of $1.10 per share.
(16)	Includes stock options entitling the holder to acquire 250,000 shares upon payment of $0.35 per share.
(17)	Includes stock options entitling the holder to acquire 100,000 shares upon payment of $0.36 per share.
(18)	Includes stock options entitling the holder to acquire 75,000 shares upon payment of $0.35 per share.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors, and greater than 10% shareholders filed the required reports in a timely manner, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Frederik Warnaars(1)(2)	4	8	Nil
David C. Jonson(1)(2)	3	5	Nil
Stephen Doppler(1)(2)	4	9	Nil
Robert R. Gilmore(1)(2)	Nil	Nil	Nil
David S. Johnson(1)(2)	5	5	Nil
Allan J. Marter	2	6	Nil
Stephen R. Stine(1)(2)	3	9	Nil
Stephan B. Roes	Nil	Nil	Nil
Frank W. Vermeulan)	Nil	Nil	Nil

(1)	The named, officer, director or greater than 10% shareholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership.
(2)	The named, officer, director or greater than 10% shareholder, as applicable, filed a late Form 4—Statement of Changes in Beneficial Ownership.

EXECUTIVE COMPENSATION

Summary Compensation Tables

The table below summarizes all compensation awarded to, earned by, or paid to our principal executive officer and each of our most highly compensated executive officers who were serving as executive officers at the end of the period ended December 31, 2007, and to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial period (being December 31, 2007).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul Fong(1) Previously President, CEO, Treasurer and Director	2007		Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil
	2006	(2)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

Patrick McGrath(1) Previously CFO, Secretary and Director	2007		Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil
	2006	(2)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

Frederik Warnaars(1)(4) President, CEO or Chairman during 2006 and 2007 and now Corporate Secretary	2007		$75,000(9)		Nil	$117,000(10)		$51,000	Nil	Nil	Nil	$243,000
	2006	(2)	$49,500		Nil	Nil		$33,300	Nil	Nil	Nil	$82,800
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

Stephen B. Doppler(1)(4) President, CEO and a Director	2007		$24,332	(9)	Nil	$146,839	(10)	$54,000	Nil	Nil	Nil	$225,171
	2006	(2)	$19,283		Nil	Nil		$33,300	Nil	Nil	Nil	$52,583
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

David C. Jonson(1)(4)(5) Vice President, Business Development	2007		$44,000	(9)	Nil	$61,900	(10)	Nil	Nil	Nil	Nil	$105,900
	2006	(2)	$47,375		Nil	Nil		$33,300	Nil	Nil	Nil	$80,675
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

David S. Johnson(6)(4) Chairman, previously Corporate Counsel, Corporate Secretary and a Director	2007		$26,000	(9)	Nil	$152,000	(10)	$54,000	Nil	Nil	Nil	$232,000
	2006	(2)	$10,000		Nil	Nil		$34,050	Nil	Nil	Nil	$44,050
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

Stephen R. Stine(7) Chief Operating Officer and a Director	2007		$16,000	(9)	Nil	$122,000	(10)	$54,000	Nil	Nil	Nil	$192,000
	2006	(2)	Nil		Nil	Nil		$34,050	Nil	Nil	Nil	$34,050
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

Allan J. Marter(8) Chief Financial Officer and a Director	2007		$28,000	(9)	Nil	$120,000	(10)	$84,000	Nil	Nil	Nil	$232,000
	2006	(2)	$3,000		Nil	Nil		Nil	Nil	Nil	Nil	$3,000
	2006	(3)	Nil		Nil	Nil		Nil	Nil	Nil	Nil	Nil

Earl H. Detra(4) Vice President, Exploration	2007		$43,368	(9)	Nil	$10,000	(10)	$33,000	Nil	Nil	Nil	$86,368

(1)

On August 17, 2006, Dr. Frederik Warnaars was appointed President, CEO, CFO, Treasurer and a director, Mr. Stephen B. Doppler was appointed as our Corporate Secretary and a director, Mr. David C. Jonson was appointed Vice President Exploration and a director, and both Mr. Paul Fong and Mr. Patrick McGrath resigned as officers and directors of our company.

(2)	The previous fiscal period was for the seven months ended December 31, 2006.
(3)	The fiscal period prior to that was for the year ended May 31, 2006.

(4)

On October 16, 2007, Mr. Stephen B. Doppler was appointed President and CEO, Dr. Frederick W. Warnaars, Chairman of the Board, Mr. David C. Jonson, Vice President, Business Development, Mr. Earl H. Detra, Vice President, Exploration and Mr. David S. Johnson, Corporate Secretary of the Company.

(5)	Mr. David C. Jonson served as a director of the company until November 7, 2006 when he resigned.
(6)

Mr. David S. Johnson was appointed a director and General Counsel of the company effective September 28, 2006 and Corporate Secretary on October 16, 2007. He resigned these two roles and became Chairman on January 25, 2008, upon the resignation of Dr. Warnaars as Chairman (and Dr. Warnaars became Corporate Secretary on this date).

(7)

Mr. Stephen R. Stine was appointed a director of the company effective September 28, 2006, and was appointed Chief Operating Officer effective May 1, 2007. Mr. Stine resigned from the board of directors and as Chief Operating Officer as of April 17, 2008.

(8)

Mr. Allan J. Marter was appointed Chief Financial Officer and a director effective November 28, 2006. Mr. Marter resigned from the board of directors and as Chief Financial Officer as of April 17, 2008.

(9)	Salary is amount paid in cash in 2007 to Directors and Officers for contract consulting services, not including stock awarded in lieu of cash.
(10)

Stock awards include amounts for salary paid in 2007 to Directors and Officers in lieu of cash, and fees paid for Board of Director fees, Compensation Committee fees, Audit Committee fees, and Board Meeting Attendance fees for the seven months ended December 31, 2006 and for the year ended December 31, 2007.

Consulting Contracts

Effective August 17, 2006, we entered into a consulting agreement with International American Resources, Inc., a corporation wholly-owned by Dr. Frederik Warnaars. Effective January 1, 2008, we entered into a new executive consulting agreement. Under the terms of this agreement, International American Resources, Inc. contracted to supply the services of Dr. Warnaars as a consultant and Director of our company for a period of three years, subject to annual renewal. International American Resources, Inc., through Mr. Warnaars, will provide assistance and guidance to our company and its subsidiaries, Bolsa Resources, Inc. and Minera Milenium, in acquiring, developing and operating our mineral properties and projects. For the provision of these consulting services, we will pay International American Resources, Inc. $6,500 monthly for the consulting services provided and an additional $5,000 per month to be paid in common stock of the Company from the Company’s 2006 Stock Compensation Plan. We granted 100,000 options to Dr. Warnaars during the seven months ended December 31, 2006, 300,000 options during the year ended December 31, 2007, and 250,000 options in January 2008.

Effective August 17, 2006, we entered into a consulting agreement with Jonson Management Company, a corporation wholly-owned by David C. Jonson. Under the terms of this agreement, Jonson Management Company contracted to supply the services of Mr. Jonson as a consultant to our company for a period of two years, subject to annual renewal. Jonson Management Company will, through Mr. Jonson, provide assistance and guidance to our company and its subsidiary, Bolsa, in acquiring, developing and operating our mineral properties and projects, and to contact and negotiate with the owners of suitable mineral properties for potential acquisition by our company. For the provision of these consulting services, we presently pay Jonson Management Company $6,000 monthly for the consulting services provided. We also granted 100,000 options to Mr. Jonson during the seven months ended December 31, 2006, and 100,000 options in January 2008.

Effective August 17, 2006, we entered into a consulting agreement with Salzburg Holdings LLC, a corporation wholly-owned by Stephen B. Doppler. Under the terms of this agreement, Salzburg Holdings LLC agreed to supply the services of Mr. Doppler, on a part-time basis, as a consultant to our company for a period of two years, subject to annual renewal. Effective January 1, 2008, a new executive consulting agreement was entered into with Steven Doppler. Under the terms of the new agreement, Mr. Doppler is to provide the services as President and Chief Executive Officer of the Company for a term of three years. For the provision of these consulting services, we will pay Mr. Doppler the amount of $8,500 per month for consulting services provided, and an additional $5000 per month to be paid in stock of the Company from the Company’s 2006 Stock Compensation Plan. We granted 100,000 options to Mr. Doppler during the seven months ended December 31, 2006, 300,000 options during the year ended December 31, 2007, and 250,000 options in January 2008.

We entered into a consulting agreement with David S. Johnson on September 1, 2006 under which Mr. Johnson was retained as General Counsel to the company. Effective January 1, 2008, we entered into a new executive consulting agreement. Under the terms of this agreement, Mr. Johnson was contracted to supply the services as Executive Chairman of our company for a period of three years, subject to annual renewal. For the provision of these consulting services, we will pay Mr. Johnson $8,500 monthly for the consulting services provided and an additional $5000 per month to be paid in common stock of the Company from the Company’s 2006 Stock Compensation Plan. We granted 100,000 options to Mr. Johnson during the seven months ended December 31, 2006, 300,000 options during the year ended December 31, 2007, and 250,000 options in January 2008.

Effective November 1, 2006, we entered into a consulting agreement with Waiata Inc., a corporation wholly-owned by Allan J. Marter. Under the terms of this agreement, Waiata Inc. agreed to supply the services of Mr. Marter, on a part-time basis, to act as Chief Financial Officer for our company. Effective January 1, 2008, we entered into a new executive consulting agreement. Under the terms of this agreement, Mr. Marter was contracted to supply the services as Chief Financial Officer of our company for a period of three years, subject to annual renewal. Mr. Marter resigned from the Chief Operating Officer position as of April 17, 2008, but will remain as a consultant to the Company. For the provision of these consulting services, we will pay Waiata Inc. $5,000 monthly for the consulting services provided and an additional $5000 per month to be paid in common stock of the Company from the Company’s 2006 Stock Compensation Plan. We made separate stock option grants to Mr. Marter of 100,000 options and 300,000 options during the year ended December 31, 2007, and 250,000 options in January 2008. Effective April 17, 2008, Mr. Marter resigned as Chief Financial Officer for our company, but will remain involved with the company on a consulting basis.

Effective May 1, 2007, we entered into a consulting agreement with Stine Consulting, LLC, a corporation wholly-owned by Stephen R. Stine. Under the terms of this agreement, Stine Consulting, LLC agreed to supply the services of Mr. Stine, on a part-time basis, to act as Chief Operating Officer for our company, and as a consultant to our company for a period of one year, subject to annual renewal. Effective January 1, 2008, we entered into a new executive consulting agreement. Under the terms of this agreement, Mr. Stine was contracted to supply the services as Chief Operating Officer of our company for a period of three years, subject to annual renewal. Stine Consulting, LLC will, through Mr. Stine, provide assistance and guidance to our company, and to our subsidiaries, in acquiring, developing and operating our mineral properties and projects, and contacting and negotiating with the owners of suitable mineral properties for potential acquisition by our company. For the provision of these consulting services, we will pay Stine Consulting, LLC. $5000 monthly for the consulting services provided and an additional $5000 per month to be paid in common stock of the Company from the Company’s 2006 Stock Compensation Plan. We granted 100,000 options to Mr. Stine during the seven months ended December 31, 2006, 200,000 options during the year ended December 31, 2007, and 250,000 options in January 2008. Mr. Stine resigned from the Chief Operating Officer position as of April 17, 2008, but will remain as a consultant to the Company.

We entered into a consulting agreement with Earl H. Detra on October 1, 2006 under which Mr. Detra will perform the duties of a Vice President, Exploration for Bolsa Resources, until December 31, 2007, subject to renewal. As of October 16, 2007, Mr. Detra was appointed Vice President, Exploration for all of the company’s projects. Effective January 1, 2008, we entered into a new consulting agreement. Under the terms of this agreement, Mr. Detra is contracted to perform the duties of a Vice President of Exploration for the company for a period of one year, subject to annual renewal. For the provision of these consulting services, we will pay Mr. Detra $500 per day. With approval of the Consultant, the Company may p[ay any outstanding fees (plus accrued interest) in the form of free-trading Company shares based on a conversion price equal to eighty percent (80%) of the volume weighted-average closing stock price for the preceding twenty (20) trading days. We granted 75,000 options to Mr. Detra during the year ended December 31, 2007, and 50,000 options in January 2008.

Effective April 17, 2008, we entered into a consulting agreement with Robert R. Gilmore. Under the terms of this agreement, Mr. Gilmore agreed, on a part-time basis, to act as Chief Financial Officer for our company. For the provision of these consulting services, we will pay Mr. Gilmore $5000 plus $5000 per month in stock during 2008. We made separate stock option grants to Mr. Gilmore of 250,000 options in April 2008.

Outstanding Equity Awards at December 31, 2007

During the year ended December 31, 2007 we granted stock options to executive officers and directors as set out in the table below.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul Fong Former President, CEO, Treasurer and Director	Nil	Nil	Nil	N/A	N/A	Nil	Nil	Nil	Nil

Patrick McGrath Former CFO, Secretary and Director	Nil	Nil	Nil	N/A	N/A	Nil	Nil	Nil	Nil

Frederik Warnaars Chairman of the Board	100,000	200,000	Nil	$1.17	June 12, 2010	Nil	Nil	Nil	Nil

Stephen Doppler President and CEO	100,000	200,000	Nil	$1.06	June 12, 2010	Nil	Nil	Nil	Nil

David C. Jonson Vice President Corporate Development	100,000	200,000	Nil	$1.06	June 12, 2010	Nil	Nil	Nil	Nil

David S. Johnson(6) Corporate Secretary, General Counsel and a Director	100,000	200,000	Nil	$1.06	June 12, 2010	Nil	Nil	Nil	Nil

Stephen R. Stine(7) COO and Director	100,000	200,000	Nil	$1.06	June 12, 2010	Nil	Nil	Nil	Nil

Allan J. Marter Chief Financial Officer and a Director	100,000	Nil	Nil	$0.75	January 2, 2012	Nil	Nil	Nil	Nil

	100,000	200,000	Nil	$1.06	June 12, 2010	Nil	Nil	Nil	Nil

Earl H. Detra Vice President Exploration	75,000	Nil	Nil	$1.10	February 1, 2010	Nil	Nil	Nil	Nil

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our directors or officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or officers, except that stock options may be granted at the discretion of our board of directors in the future.

We have no plans or arrangements in respect of remuneration received or that may be received by the officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

At December 31, 2007 and for the period then ended, the company had no compensation arrangements for directors, with regard to fees for retainer, committee service, service as chairman of the board or a committee, and meeting attendance and all directors were treated equally.

Compensation of Directors

All of our directors are also officers of the company. Compensation for service provided is fully described above in the “Summary Compensation Table” of the “Executive Compensation” section.

Equity Compensation Plan Information

Stock Option Plan

The board of directors adopted the 2006 Stock Option Plan (the “Plan”) on September 15, 2006 and reserved two million eight hundred thousand (2,800,000) common shares to be made available for grant under the Plan. On December 6, 2007, the board of directors amended the Plan by increasing the total shares reserved under the Plan to three million two hundred thousand (3,200,000) common shares available for grant. On April 14, 2008, the board of directors amended the Plan by increasing the total shares reserved under the Plan to five million (5,000,000) common shares available for grant. The purpose of the Plan is to afford the persons who provide services to our company or any of its subsidiaries or affiliates, whether directors, officers, consultants or employees of our company or its subsidiaries or affiliates, an opportunity to obtain a proprietary interest in our company by permitting them to purchase common shares of our stock and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with us. Under the terms of the Plan, the board of directors has full authority to administer the Plan in accordance with the terms of the Plan and at any time amend or revise the terms of the Plan provided, however, that no amendment or revision shall alter the terms of options already granted. The shareholders ratified and approved the adoption of the 2006 Stock Option Plan at the Annual General Meeting of Stockholders held on May 18, 2007.

Under the Plan, the exercise price of the shares covered by each option shall be determined by the directors and shall be not less than the closing price of our common shares on the stock exchange, quotation system or stock exchanges on which the shares are listed on the date of the grant or the day the fair market value is to be determined or the immediately preceding the day on which the stock is reported. If granted to an employee or director the per share exercise price shall be not less than the fair market value of the share on the date of the grant, unless the grant is to an employee who holds more than 10% of the voting power of our stock, in which case the per share exercise price shall be not less than 110% of the fair market value on the date of the grant. Options granted under the Plan vest immediately for non-employee directors and the vesting schedule for all others granted options under the Plan will be established by the Board or a committee appointed by the Board to administer the Plan on behalf of the Board. Our company has not established a separate committee to this date. Options granted under the Plan will not be transferable and, if they are not exercised, will expire thirty (30) days following the date the optionee ceases to be director, officer, employee or consultant of our company unless by death, in which case the option may be exercised within 12 months following the date of death.

The assumptions used in valuing options granted during 2007 are included in Note 15 to the consolidated financial statements. At December 31, 2007, 875,000 options were available for grant under the Plan.

Stock Compensation Plan

The board of directors adopted the 2006 Incentive Compensation Plan (the “Compensation Plan”) on October 12, 2006 and reserved 2,200,000 common shares to be made available for grant under the Compensation Plan. On December 6, 2007, the board of directors amended the Compensation Plan by increasing the total shares reserved under the Compensation Plan to three million two hundred thousand (3,200,000) common shares available for grant. On April 14, 2008, the board of directors amended the Compensation Plan by increasing the total shares reserved under the Plan to five million (5,000,000) common shares available for grant. The purpose of the Compensation Plan is to afford the persons who provide services to the Company or any of its subsidiaries or affiliates, whether directors, officers, consultants or employees of our Company or its subsidiaries or affiliates, an opportunity to obtain a proprietary interest in the Company by permitting them to be paid in common shares of our stock and to conserve our cash by being able to pay and consultants or others who provide services to us in shares in lieu of cash. Under the terms of the Compensation Plan, the board of directors has full authority to administer the Compensation Plan in accordance with the terms of the Compensation Plan and at any time to establish additional terms, conditions, rules or procedures for the Compensation Plan provided, however, that no such terms shall be inconsistent with the provisions of the Compensation Plan. The Company has no plans to repurchase stock.

In 2007 we issued 237,110 shares of our stock under the Stock Compensation Plan to our directors and officers for directors’ fees and meeting fees for the seven months ended December 31, 2006 and for the period through February 1, 2007 at a market value of $0.97 per share for a total non-cash cost of $230,000. In March 2007 we issued 16,990 shares to consultants at $1.03 per share for a total non-cash cost of $17,500.

At December 31, 2007, 2,945,900 shares were available for grant under the Compensation Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2007 with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent auditors’ examination of the financial statements. In addition, the Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Audit Committee

David S. Johnson

Stephan B. Roes

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDITORS

During the May 18, 2007 annual meeting, the shareholders ratified the selection Mason Russell West, LLC, Certified Public Accountants, to serve as our auditor (our independent registered public accounting firm) until the next Annual Meeting in 2009. On November 1, 2007, our auditors, Mason Russell West, LLC merged and changed their name to Haynie & Company.

Haynie & Company is the independent registered public accounting firm for the Company for the fiscal period ended December 31, 2007. The Audit Committee has reviewed with Haynie & Company whether the services provided by them are compatible with maintaining their independence. Representatives of Haynie & Company may be present at the Annual General Meeting, and would have an opportunity to make a statement if they so desire, and would be expected to be available to respond to appropriate questions if they are in attendance.

FEES PAID TO OUR AUDITORS

The aggregate fees billed or accrued for the two most recently completed fiscal years ended December 31, 2006 for professional services rendered by the principal accountant for the audit of the Corporation’s annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year ended December 31, 2007	Seven months ended December 31, 2006
Audit fees	$36,097	$14,175
Audit related fees	Nil	Nil
Tax fees	Nil	Nil
All other fees	Nil	Nil

Total	$36,097	$14,175

Audit fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit related fees. This category includes the fees for assurance and related services related to the performance of audit or review services and not reported as Audit Fees. Fees for audit-related services totalled $0 for the fiscal period ended December 31, 2007.

Tax fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning. Fees for tax services totalled $0 for the fiscal period ended December 31, 2007 regarding preparation and filing of United States corporate income tax returns for the all fiscal years to 2007. Fees for tax services totalled $0 for the fiscal year ended December 31, 2006, regarding conversion of debt to equity, including various telephone discussions and preparation of related correspondence.

All other fees. No other fees were billed for professional services during the fiscal periods ended December 31, 2007 and 2006 other than those specified above.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Smythe Ratcliffe is engaged by our company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee; or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the Committee at its next scheduled meeting.

The Board of Directors considers the professional services provided by Haynie & Company, Certified Public Accountants to the Company to be compatible with maintaining the principal accountants’ independence.

SHAREHOLDER PROPOSALS

This will be the second annual meeting of shareholders. The deadline for the Company to receive shareholder proposals for presentation at the annual meeting of shareholders to be held in 2009 is a reasonable period of time before the Company begins to print and mail out proxy materials for that annual meeting. The Company anticipates that the mail out of proxy materials for next year’s annual meeting of shareholders will occur in April, 2009. Accordingly, the Company requests that shareholders submit any shareholders proposals before March 15, 2007 so that the Company may include such proposals in the proxy statement and form of proxy to be distributed to shareholders next year. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended December 31, 2007. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all shareholders of record as at the close of business on May 1, 2008.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Robert R. Gilmore, Chief Financial Officer, at 5554 South Prince Street, Suite #200, Littleton, CO 80120.

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

DATED: Littleton, Colorado, May 2, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen S. Doppler

Stephen S. Doppler

President and Chief Executive Officer

SCHEDULE “A”

PREFERRED SHARES

Amended and Restated Articles of Incorporation

Of

Aurelio Resources Inc.

First. The name of the corporation is Aurelio Resources Inc.

Second. The registered office of the corporation in the State of Nevada is located at 1802 N. Carson Street, Suite 212, Carson City, Nevada 89701. The corporation may maintain an office, or offices, in such other places within or without the State of Nevada as may be from time to time designated by the Board of Directors or the By-laws of the corporation. The corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

Third. The objects for which this corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)

Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

b)

May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

c)

Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

d)

Shall have power to sue and be sued in any court of law or equity.

e)

Shall have power to make contracts.

f)

Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

g)

Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

h)

Shall have power to make By-laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

i)

Shall have power to wind up and dissolve itself, or be wound up or dissolved.

j)

Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents is not necessary .The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.

k)

Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

I)

Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.

m)

Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.

n)

Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

o)

Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carryon any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendments thereof.

p)

Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

q)

Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

Fourth. That the total number of stock authorized that may be issued by the Corporation is four hundred million (400,000,000) shares of common stock with a par value of one tenth of one cent ($0.001) per share and eighty-seven million five hundred thousand (87,500,000) shares of preferred stock with a par value of one cent ($0.01) shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors and the preferred stock may be issued with such rights and restrictions and in one or more series as may be fixed by the Board of Directors.

Fifth. The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-laws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The first Board of Directors shall be one (1) in number and the name and post office address of the Director shall be listed as follows:

Daniel A. Kramer

1802 N. Carson St., Ste. 212, Carson City, NV 89701

Sixth. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

Seventh. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

Daniel A. Kramer

1802 N. Carson St., Ste. 212, Carson City, NV 89701

Eighth. The Resident Agent for this corporation shall be VAL-U-CORP SERVICES, INC. The address of the Resident Agent, and, the registered or statutory address of this corporation in the State of Nevada, shall be: 1802 N. Carson Street, Suite 212, Carson City, Nevada 89701.

Ninth. The corporation is to have perpetual existence.

Tenth. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

a)

Subject to the By-laws, if any, adopted by the Stockholders, to make, alter or amend the By-laws of the corporation.

b)

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this corporation.

c)

By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the corporation, which, to the extent provided in the resolution, or in the By-laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation. Such committee, or committees, shall have such name, or names as may be stated in the By-laws of the corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

d)

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized, by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the corporation.

Eleventh. No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

Twelfth. No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

Thirteenth. This corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

I, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to General Corporation law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this February 6, 2004.

/s/ Daniel A. Kramer
Daniel A. Kramer
Incorporator

SCHEDULE “B”

BYLAWS

OF

AURELIO RESOURCE CORPORATION

A Nevada Corporation

Stockholders

Section 1

Annual Meeting. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, annual meetings of the Stockholders shall be held each year on a date and time designated by the Board of Directors that is no later than six (6) months following the Corporation’s fiscal year end. At the annual meeting, the Stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2

Special Meetings. Special meetings of the Stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of Stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

Section 3

Place of Meetings. All annual meetings of the Stockholders shall be held at the registered office of the Corporation or at such other place within or outside the State of Nevada as the Directors shall determine. Special meetings of the Stockholders may be held at such time and place within or outside the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof. Business transacted at any special meeting of Stockholders shall be limited to the purposes stated in the notice.

Section 4

Quorum; Adjourned Meetings. The holders of at least ten percent (10%) of the Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the Stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 5

Voting. Each Stockholder of record of the Corporation holding Stock which is entitled to vote at this meeting shall be entitled at each meeting of Stockholders to one vote for each share of Stock standing in his name on the books of the Corporation. Upon the demand of any Stockholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the Stock having voting power present in person or represented by proxy shall be sufficient to elect Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 6

Proxies. At any meeting of the Stockholders any Stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the Stockholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding Officer of the meeting.

Section 7

Action - Without Meeting. Any action which may be taken by the vote of the Stockholders at a meeting may be taken without a meeting if authorized by the written consent of Stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

Directors

Section 1

Management of Corporation. The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or clone by the Stockholders.

Section 2

Number, Tenure, and Qualifications. The number of Directors which shall constitute the whole board shall be at least one. The number of Directors may from time to time be increased or decreased by directors’ resolution to not less than one nor more than fifteen. The Directors shall be elected at the annual meeting of the Stockholders and except as provided in Section 2 of this Article, each Director elected shall hold office until his successor is elected and qualified. Directors need not be Stockholders.

Section 3

Vacancies. Vacancies in the Board of Directors including those caused by an increase in the number of Directors, may be filled by a majority of the remaining Directors, though not less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the Stockholders. The holders of two-thirds of the outstanding shares of Stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Directors, or if the authorized number of Directors be increased, or if the Stockholders fail at any annual or special meeting of Stockholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the Stockholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

Section 4

Annual and Regular Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the registered office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the registered office.

Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

Section 5

First Meeting. The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of Stockholders and at the place thereof. No notice of such meeting shall be necessary to the Directors in order legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 6

Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or the President or by any Vice President or by any two Directors.

Written notice of the time and place of special meetings shall be delivered personally to each Director, or sent to each Director by mail, facsimile transmission, electronic mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the holding of the meeting. In case such notice is hand delivered, faxed or emailed as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, faxing, emailing or delivery as above provided shall be due, legal and personal notice to such Director.

Section 7

Business of Meetings. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as if transacted at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 8

Quorum, Adjourned Meetings. A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision (lone or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board in regular meeting.

A quorum of the Directors may adjourn any Directors meeting to meet again at a stated day and hour- provided, however, that in the absence of a quorum, a majority of the Directors present at any Directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

Notice of the time and place of holding an adjourned meeting need not be given to the absent Directors if the time and place be fixed at the meeting adjourned.

Section 9

Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the Directors of the Corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 10

Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

Section 11

Special Compensation. The Directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

SECTION 12

Voting. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, each Director shall have one vote for any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof or without a meeting as provided herein.

Notices

Section 1

Notice of Meetings. Notices of meetings of Stockholders shall be in writing and signed by the President or a Vice President or the Secretary or an Assistant Secretary or by such other person or persons as the Directors shall designate. Such notice shall state the purpose or purposes for which the meeting of Stockholders is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be delivered personally to, sent by facsimile transmission or electronic mail or shall be mailed, postage prepaid, to each Stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a Stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such Stockholder. Personal delivery of any such notice to any Officer of a Corporation or association, or to any member of a partnership shall constitute delivery of such notice to such Corporation, association or partnership. In the event of the transfer of Stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 2

Effect of Irregularly Called Meetings. Whenever all parties entitled to vote at any meeting, whether of Directors or Stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting-, and such consent or approval of Stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Section 3

Waiver of Notice. Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Officers

Section 1

Election. The Officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer, none of whom need be Directors. Any person may hold two or more offices. The Board of Directors may appoint a Chairman of the Board, Vice Chairman of the Board, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

Section 2

Chairman of the Board. The Chairman of the Board shall preside at meetings of the Stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 3

Vice Chairman of the Board. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 4

President. The President shall be the Chief Executive Officer of the Corporation and shall have active management of the business of the Corporation. He shall execute on behalf of the Corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other Officer or agent of the Corporation.

Section 5

Vice President. The Vice President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

Section 6

Secretary. The Secretary shall act under the direction of the President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the Stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

Section 7

Assistant Secretaries. The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 8

Treasurer. The Treasurer shall act under the direction of the President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9

Assistant Treasurers. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 10

Compensation. The salaries and compensation of all Officers of the Corporation shall be fixed by the Board of Directors.

Section 11

Removal; Resignation. The Officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any Officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation. removal or otherwise shall be filled by the Board of Directors.

Capital Stock

Section 1

Certificates. Every Stockholder shall be entitled to have a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of Stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of Stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the Corporation shall issue to represent such Stock.

If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the Officers of the Corporation may be facsimiles. In case any Officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such Officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such Officer. The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of Stock.

Section 2

Surrendered, Lost or Destroyed Certificates. The Board of Directors may direct a certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 3

Replacement Certificates. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4

Record Date. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of Stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital Stock shall go into effect, or a date in connection with obtaining the consent of Stockholders for any purpose, as a record date for the determination of the Stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such Stockholders, and only such Stockholders as shall be Stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any Stock on the books of the Corporation after any such record date fixed as aforesaid.

Section 5

Registered Owner. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

SECTION 6

Consideration for Shares. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, the Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including cash, services performed or other securities of the Corporation, except that neither promissory notes nor future services constitute valid consideration. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for the consideration shall be fully paid and nonassessable.

Section 7

Directors Obligations. The directors must satisfy themselves that the aggregate value of the past services, property and money referred to in Section 6 of Article V equals or exceeds the issue price set for the share and in doing so must not attribute to those past services or that property a value that exceeds the fair market value of those past services or that property, as the case may be.

In considering whether the aggregate value of the past services, property and money equals or exceeds the issue price set for the share, the directors may take into account reasonable charges and expenses that:

(a)        have been incurred by the person providing the past services, property and money, and

(b)        are reasonably expected to benefit the company.

General Provisions

Section 1

Registered Office. The registered office of this Corporation shall be in Carson City, State of Nevada.

The Corporation may also have offices at such other places both within and outside the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 2

Distributions. Distributions upon capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation.

Section 3

Reserves. Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Section 4

Checks; Notes. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

Section 5

Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 6

Corporate Seal. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words “Corporate Seal” and “Nevada”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

Indemnification

Section 1

Indemnification of Officers and Directors, Employees and Other Persons. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a Director or Officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general Corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of Officers and Directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Stockholders, provision of law or otherwise, as well as their rights under this Article.

Section 2

Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

Section 3

Further Bylaws. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

Amendments

Section 1

Amendments by Stockholders. For so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, this Section 1 of Article VIII, Section 1 of Article I, Section 12 of Article II, Section 6 of Article V and Sections 1 through 27 of Article X of the Bylaws may be amended by a majority vote of all the Stock issued and outstanding and entitled to vote at an annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

Section 2

Amendments by Board of Directors. The Board of Directors by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the Stockholders, but the Stockholders may from time to time specify particular provisions of the Bylaws, which shall not be amended by the Board of Directors.

Transactions with Stockholders

Section 1

Acquisition of Controlling Interest. The Corporation elects not to be governed by NRS 78.378 through 78.3793, inclusive, of the Nevada Private Corporations Act.

Section 2

Combinations with Interested Stockholders. The Corporation elects not to be governed by NRS 78.411 through 78.444, inclusive, inclusive, of the Nevada Private Corporations Act.

SHAREHOLDER DISSENT RIGHTS

Section 1

Right to Dissent. Subject to the Nevada corporate laws and for so long as the Corporation is listed on a Canadian Stock Exchange and for a period of ninety days thereafter, a holder of shares of any class of the Corporation may dissent if the Corporation is subject to a Court order that grants to the holder dissent rights or if the Corporation resolves to:

(a)        amend its articles to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)        amend its articles to add, change or remove any restriction on the business or businesses that the Corporation may carry on;

(c)        amalgamate otherwise than by short form vertical or horizontal amalgamation;

(d)        be continued or migrated;

(e)        sell, lease or exchange all or substantially all its property; or

(f)        carry out a going-private transaction or a squeeze-out transaction.

Section 2

Further Right. A holder of shares of any class or series of shares may dissent if the Corporation resolves to amend its articles to alter its share capital or change the rights and restrictions attaching to any class of shares.

Section 3

If One Class of Shares. The right to dissent described in Section 2 applies even if there is only one class of shares.

Section 4

Payment for Shares. In addition to any other right a shareholder may have, but subject to Section 27, a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order granting dissent rights becomes effective, to be paid by the Corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

Section 5

No Partial Dissent. A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Section 6

Objection. A dissenting shareholder shall send to the Corporation, at or before any meeting of shareholders at which a resolution referred to in Section 1 or 2 is to be voted on, a written objection to the resolution, unless the Corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Section 7

Notice of Resolution. The Corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in Section 6 notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Section 8

Demand for Payment. A dissenting shareholder shall, within twenty days after he receives a notice under Section 7 or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the Corporation a written notice containing:

(a)        the shareholder’s name and address;

(b)        the number and class of shares in respect of which the shareholder dissents; and

(c)        a demand for payment of the fair value of such shares.

Section 9

Share Certificate. A dissenting shareholder shall, within thirty days after sending a notice under Section 8, send the certificates representing the shares in respect of which the shareholder dissents to the Corporation or its transfer agent.

Section 10

Forfeiture. A dissenting shareholder who fails to comply with Section 9 has no right to make a claim under this section.

Section 11

Endorsing Certificate. The Corporation or its transfer agent shall endorse on any share certificate received under Section 9 a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Section 12

SUSPENSION OF RIGHTS. ON SENDING A NOTICE UNDER SECTION 8, A DISSENTING SHAREHOLDER CEASES TO HAVE ANY RIGHTS AS A SHAREHOLDER OTHER THAN THE RIGHT TO BE PAID THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER THIS SECTION EXCEPT WHERE:

(a)        the dissenting shareholder withdraws that notice before the Corporation makes an offer under Section 13;

(b)        the Corporation fails to make an offer in accordance with Section 13 and the shareholder withdraws the notice; or

(c)        the directors revoke a resolution to amend the articles, terminate an Arrangement agreement or an application for continuance or migration, or abandon a sale, lease or exchange of all or substantially all of the Corporation’s assets;

in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Section 13

Offer to Pay. The Corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the Corporation received the notice referred to in Section 8, send to each dissenting shareholder who has sent such notice:

(a)        a written offer to pay for their shares in an amount considered by the directors of the Corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)        if Section 27 applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Section 14

Same Terms. Every offer made under Section 13 for shares of the same class or series shall be on the same terms.

Section 15

Payment. Subject to Section 27, the Corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under Section 13 has been accepted, but any such offer lapses if the Corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Section 16

Corporation May Apply to Court. Where the Corporation fails to make an offer under Section 13, or if a dissenting shareholder fails to accept an offer, the Corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Section 17

Shareholder Application to Court. If the Corporation fails to apply to a court under Section 16, a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Section 18

Venue. An application under Section 16 or 17 shall be made to a court having jurisdiction in the place where the Corporation has its registered office or in the province or state where the dissenting shareholder resides if the Corporation carries on business in that province or state.

Section 19

No Security For Costs. A dissenting shareholder is not required to give security for costs in an application made under Section 16 or 17.

Section 20

Parties. On an application to a court under Section 16 or 17:

(a)        all dissenting shareholders whose shares have not been purchased by the Corporation shall be joined as parties and are bound by the decision of the court; and

(b)        the Corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Section 21

Powers of Court. On an application to a court under Section 16 or 17, the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Section 22

Appraisers. A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Section 23

Final Order. The final order of a court shall be rendered against the Corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Section 24

Interest. A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Section 25

Notice that Section 27 Applies. If Section 27 applies, the Corporation shall, within ten days after the pronouncement of an order under Section 23, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Section 26

Effect Where Section 27 Applies. If Section 27 applies, a dissenting shareholder, by written notice delivered to the Corporation within thirty days after receiving a notice under Section 25, may:

(a)        withdraw their notice of dissent, in which case the Corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b)        retain a status as a claimant against the Corporation, to be paid as soon as the Corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Corporation but in priority to its shareholders.

Section 27

Limitation. The Corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that:

(a)        the Corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)        the realizable value of the Corporation’s assets would thereby be less than the aggregate of its liabilities.

CERTIFICATE

APPROVED AND ADOPTED this 11th day of March, 2008.

/s/ Stephen B. Doppler
Stephen B. Doppler, President & CEO

/s/ Dr. Frederik W. Warnaars
Dr. Frederik W. Warnaars, Secretary

AURELIO RESOURCE CORPORATION

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 18, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen B. Doppler or failing him, David S. Johnson, and either of them as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the annual meeting of shareholders to be held on June 18, 2008 at 2:00 p.m. at the Elfrida Community Center, 10550 Highway 191, Elfrida, Arizona and any adjournments thereof, on the matters, set forth below:

		In Favor	Abstaom
1.	To elect as a director
	Frederik Warnaars	☐	☐
	Stephen B. Doppler	☐	☐
	David S. Johnson	☐	☐
	Stephan B. Roes	☐	☐
	Frank W. Vermeulen	☐	☐
2.	To ratify the selection of Haynie & Company, Certified Public Accountants, as the Company’s independent auditor for 2008/2009;	☐	☐
3.	To ratify and adopt the Company’s Rights Agreement dated January 18, 2008;	☐	☐
4.	To ratify and adopt the amendment of the By-laws approved by the Board of Directors on September 11, 2007;	☐	☐
5.	To ratify and adopt the amendment to the 2006 Stock Option Plan to increase the number of authorized shares to from 2,800,000 shares to 5,000,000 shares;	☐	☐
6.	To ratify, adopt and approve an amendment to the Company’s Articles of Incorporation to change the authorized stock of the Company to 400,000 shares of common stock, par value of $0.001 and 87,500,000 shares of preferred stock, par value $0.01 per share; and	☐	☐
7.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual meeting of shareholders.	☐	☐

This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above.

Dated:                     , 2008

Name

Signature

Signature if shares held jointly

This proxy should be signed by the shareholder exactly as his/her name appears hereon, when shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date, and return proxy card promptly using the enclosed envelope.